Exhibit 10.1
EXECUTION COPY

LETTER AMENDMENT

Dated as of September 14, 2006

To the banks, financial institutions
and other institutional lenders
(collectively, the “Lenders”) parties
to the Credit Agreement referred to
below and to Citibank, N.A., as agent
(the “Agent”) for the Lenders

Ladies and Gentlemen:

We refer to the Credit Agreement dated as of March 13, 2006 (the “Credit Agreement”) among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

It is hereby agreed by you and us that the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

(a) The definition of Termination Date in Section 1.01 is amended by deleting the date “September 15, 2006” and substituting therefor the date “December 1, 2006”.

(b) Schedule I is amended in full to read as set forth as Annex A to this Letter Amendment.

The Company hereby certifies that, as of the date of this Letter Amendment, the representations and warranties contained in Section 4.01 of the Credit Agreement are correct on and as of such date and no event has occurred and is continuing that constitutes a Default.

This Letter Amendment shall become effective as of the date first above written when, and only when, on or before September 15, 2006, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment. This Letter Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof ” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof ” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

The Credit Agreement and the Notes, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York New York 10022.

This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

THE HERSHEY COMPANY

By:  /s/ David J. West
Name:  David J. West
            Title:  Senior Vice President, Chief Financial Officer

By:  /s/ Rosa C. Stroh
Name:  Rosa C. Stroh
Title:  Vice President and Treasurer

Agreed as of the date first above written:

CITIBANK, N.A.,
as Agent and as Lender

By    /s/ Anish M. Shah
Title:  Vice President

BANK OF AMERICA, N.A.

By    /s/ J. Casy Cosgrove
        Title:  Vice President

UBS LOAN FINANCE LLC

By    /s/ Richard L. Tavrow
        Title:  Director

By    /s/ Irja R. Otsa
    Title:  Associate Director

ANNEX A to Letter Amendment

SCHEDULE I TO THE AMENDMENT AND RESTATEMENT

COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of Initial Lender	Commitment	Domestic Lending Office	Eurodollar Lending Office
Bank of America, N.A.	$66,666,666.50	901 Main Street, 14th Floor Dallas, TX 75202 Attn: Annette Hunt T: (214) 209-4108 F: (214) 290-8378	901 Main Street, 14th Floor Dallas, TX 75202 Attn: Annette Hunt T: (214) 209-4108 F: (214) 290-8378
Citibank, N.A.	$66,666,667.00	Two Penns Way New Castle, DE 19720 Attn: Bank Loan Syndications T: (302) 894-6029 F: (212) 994-0961	Two Penns Way New Castle, DE 19720 Attn: Bank Loan Syndications T: (302) 894-6029 F: (212) 994-0961
UBS Loan Finance LLC	$66,666,666.50	677 Washington Blvd. Stamford, CT 06901 Attn: Safraz Hassan T: (203) 719-3143 F: (203) 719-3888	677 Washington Blvd. Stamford, CT 06901 Attn: Safraz Hassan T: (203) 719-3143 F: (203) 719-3888

TOTAL OF                     $200,000,000
COMMITMENTS